Net Loss Per Share of the Trust (Colonial Properties Trust)	12 Months Ended
Dec. 31, 2012
Colonial Properties Trust
Earnings Per Share [Text Block]
Net Loss Per Share of the Trust
For the years ended 2012, 2011 and 2010, a reconciliation of the numerator and denominator used in the basic and diluted loss from continuing operations per common share of the Trust is as follows:

	Years Ended December 31,
(in thousands)	2012	2011	2010
Numerator:
Net income (loss) attributable to parent company	$8,160	$2,247	$(40,537)
Adjusted by:
Preferred stock dividends	—	—	(5,649)
Income from discontinued operations	(34,070)	(33,708)	(7,099)
Income allocated to participating securities	(529)	(402)	(373)
Preferred unit repurchase gains	—	2,500	3,000
Preferred share/unit issuance costs write-off	—	(1,319)	(4,868)
Loss from continuing operations available to common shareholders	$(26,439)	$(30,682)	$(55,526)
Denominator:
Denominator for basic net loss per share — weighted average common shares	87,251	84,142	71,919
Effect of dilutive securities	—	—	—
Denominator for diluted net loss per share — adjusted weighted average common shares	87,251	84,142	71,919

For the years ended December 31, 2012, 2011 and 2010, the Trust reported a net loss from continuing operations (after preferred dividends), and as such, dilutive share equivalents have been excluded from per share computations because including such shares would be anti-dilutive. For the years ended December 31, 2012, 2011 and 2011, 285,064, 225,163 and 55,802 dilutive share equivalents, respectively, were excluded from the computation of diluted net loss per share. For the years ended December 31, 2012, 2011 and 2010, 696,749, 994,118 and 1,001,237 outstanding share options, respectively, were excluded from the computation of diluted net loss per share because the grant date prices were greater than the average market price of the common shares and, therefore, the effect would be anti-dilutive.